BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED JULY 11, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
PIMCO Inflation Protected Bond Portfolio
Effective immediately, Mike Cudzil, will serve as a portfolio manager of PIMCO Inflation Protected Bond Portfolio (the “Portfolio”). As of May 31, 2025, Mr. Cudzil did not beneficially own any equity securities of the Portfolio. Stephen Rodosky has announced his retirement from Pacific Investment Management Company LLC (“PIMCO”). Effective December 31, 2025, Mr. Rodosky will no longer serve as a portfolio manager of the Portfolio. As of December 31, 2025, all references to Mr. Rodosky in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
Effectively immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Stephen Rodosky, Managing Director of PIMCO, Mike Cudzil, Managing Director of PIMCO, and Daniel He, Executive Vice President of PIMCO, have managed the Portfolio since 2019, June 2025 and 2019, respectively. Effective on or about December 31, 2025, it is expected that Mr. Rodosky will no longer serve as portfolio manager of the Portfolio.
Effectively immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following sentence is added to the fifth paragraph of the section:
Effective on or about December 31, 2025, it is expected that Mr. Rodosky will no longer serve as portfolio manager of the Portfolio.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraph is added following the fifth paragraph of the section:
Mr. Cudzil is a managing director at PIMCO. He is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, footnote 2 is added with respect to Stephen Rodosky. In addition, the following information with respect to Mr. Cudzil is updated as follows:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mike Cudzil[1], PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio	Registered Investment Companies	22	$22,844,654,000	0	N/A
	Other Pooled Investment Vehicles	16	$13,099,456,000	3	$9,889,539,000
	Other Accounts	62	$40,957,875,000	7	$1,236,133,000
1 Other accounts managed information is as of May 31, 2025.
2 Effective on or about December 31, 2025, it is expected that Mr. Rodosky will no longer serve as portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE